PROSHARES TRUST
ProShares Ultra NVDA
ProShares Ultra PLTR
ProShares Ultra TSLA
(the “Funds”)
Supplement dated August 30, 2025
to each Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information
(dated August 30, 2025, as supplemented or amended)
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The Funds are not yet available for sale.
For more information, please contact the Funds at 1-866-776-5125.
Please retain this supplement for future reference.